Exhibit 3.4

COMMON STOCK PAR VALUE $.01		COMMON STOCK PAR VALUE $.01
NUMBER C 3908		SHARES SPECIMEN
THIS CERTIFICATE IS TRANSFERABLE IN HOUSTON TEXAS, CALAGASAS, CALIFORNIA AND NEW YORK, NEW YORK		CUSIP 349882 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS
FOSSIL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

FOSSIL, INC.

CERTIFICATE OF STOCK

(HEREINAFTER AND ON THE BACK HEREOF REFERRED TO AS THE “CORPORATION”), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED FROM TIME TO TIME OF THE CORPORATION (A COPY OF WHICH CERTIFICATE IS ON FILE WITH THE TRANSFER AGENT). TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

                WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
COUNTERSIGNED AND REGISTERED:
		FOSSIL, INC. CORPORATE [SEAL] DELAWARE	FIRST INTERSTATE BANK OF TEXAS, N.A. TRANSFER AGENT AND REGISTRAR
PRESIDENT	SECRETARY		BY SPECIMEN
AUTHORIZED SIGNATURE

FOSSIL, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

                                                                                                                                        Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

X
Signature
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE EXACTLY. WITHOUT ANY CHANGE WHATEVER.
X
Signature

Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.